LORD ABBETT DEVELOPING GROWTH FUND, INC.

Supplement dated April 2, 2020

to the Statutory Prospectus dated December 1, 2019

Effective April 3, 2020, the Lord Abbett Developing Growth Fund, Inc. (the “Fund”) is available for purchase by new investors that are eligible to purchase any existing share class of the Fund. Accordingly, the Fund’s statutory prospectus is revised as shown below.

The section of the prospectus titled “Information about the Availability of the Fund” is deleted in its entirety. This change supplements and supersedes any information to the contrary in the Fund’s prospectus and SAI.

You should read this supplement in conjunction with your Fund’s prospectus and SAI, which discuss the Fund’s share class eligibility criteria.

Please retain this document for your future reference.